[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                Vanguard(R) New Jersey Long-Term Tax-Exempt Fund
                Supplement to the Prospectus Dated March 27, 2002

Fund Manager
Effective October 1, 2002, Daniel S. Solender, CFA, Principal of Vanguard, has assumed the role of Fund manager for Vanguard New Jersey Long-Term Tax-Exempt Fund. Mr. Solender has worked in investment management since 1987; has managed portfolio investments since 1992; and has been with Vanguard since 1999. Mr. Solender earned his B.A. at Columbia University and his M.B.A. at the University of Chicago.
         The Fund's investment objective, strategies, and policies remain unchanged.











(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS14 102002